                                                                   EXHIBIT 10.74


                         PROCEEDS DISTRIBUTION AGREEMENT

     This Proceeds Distribution Agreement ("AGREEMENT") is made and entered into by and between Private Investment Bank Limited ("PIBL") on the one hand, and Chartwell Home Therapies, L.P. (aka Chartwell Home Therapies Limited Partnership) ("CHT") and Chartwell Management Company, Inc. ("CMC") (collectively, with CHT, "CHARTWELL"), on the other hand. PIBL and Chartwell are referred to herein as the "PARTIES."

                                    RECITALS

     A. CHT owns, directly and indirectly, partnership, membership and/or other equity or ownership interests in the following entities (collectively referred to as the "National Centers of Excellence" and herein as the "NCOES"):

     1. Chartwell Pennsylvania, L.P.;

     2. Chartwell Midwest Indiana, LLC;

     3. Chartwell-Southern New England, LLC ("CHARTWELL NEW ENGLAND");

     4. Chartwell Rocky Mountain Region (aka Chartwell Rocky Mountain Regional Services);

     5. Chartwell U.C. Davis Health Systems, LLC;

     6. Chartwell Michigan, LLC;

     7. Northwest Home Care, LLC;

     8.   Innova Home Therapies, LLC;

     9.   Chartwell Wisconsin Enterprises, LLC;

     10.  Chartwell-Midwest Wisconsin, LLC; and

     11.  Chartwell-Midwest Wisconsin Health Resources, LLC.

     B. The NCOEs are managed by CMC.

     C. Effective as of June 28, 2002, PIBL, on the one hand, and Med Diversified, Inc. ("MED") and certain of its subsidiaries and affiliates, among others, on the other hand, executed an Amendment Agreement (the "AMENDMENT AGREEMENT") that related to, among other things, various financial accommodations by PIBL for the benefit of Chartwell, the NCOEs and their affiliates relating to certain subordinated debentures originally dated as of December 28, 2001, in the aggregate original principal amount of $70 million, issued to PIBL by Med (such debentures, as amended, the "AMENDED DEBENTURES"), which such original amount was reduced to $57.5 million in accordance with the Amendment Agreement.

     D. Effective as of June 28, 2002, PIBL, on the one hand, and Med and certain of its subsidiaries and affiliates, among others, on the other hand, executed the Med Subsidiaries Pledge and Security Agreement (the "MED SUBSIDIARIES SECURITY AGREEMENT") to, among other things, secure obligations arising under or in connection with the Amendment Agreement or the Amended Debentures.

     E. In connection with the Amendment Agreement, the Med Subsidiaries Security Agreement and the Amended Debentures, PIBL caused to be filed UCC-1 Financing Statements encumbering the assets of the NCOEs (the "NCOE LIENS"). PIBL also holds liens with respect to the assets of Chartwell in connection with the Amendment Agreement, the Med Subsidiaries Security Agreement and the Amended Debentures.

     F. From time to time, the NCOEs make (1) administrative fee payments to or for the benefit of CMC ("ADMINISTRATIVE FEES"), and (2) distributions or other payments to or for the benefit of CHT and/or CMC (the "DISTRIBUTIONS"). For purposes of this Agreement, the term "Distributions" is intended to cover all monies, exclusive of Administrative Fees, paid or payable by the NCOEs to or for the benefit of CHT or CMC, directly and indirectly, including but not limited to distributions, dividends, return of capital, bonuses, or any form of compensation.

     G. The NCOEs, Chartwell, and Med have questioned the propriety of PIBL having been granted the NCOE Liens.

     H. Distributions received by CHT and CMC during calendar year 2002 totaled $2,958,550.00 and Administrative Fees received by CMC during calendar year 2002 totaled $673,800. Administrative Fees received by CMC during calendar year 2003 have totaled $159,500 to the date hereof, and Distributions received by CHT and CMC during calendar year 2003 have totaled $1,071,000 to the date hereof (all such Distributions during calendar year 2003 being defined herein as, collectively, the "PRIOR DISTRIBUTIONS").

     I. In order to avoid disputes with the NCOEs concerning, among other things, the validity of the NCOE Liens, the Parties are entering into this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the representations, warranties and covenants expressed herein, and the payments and transfers set forth herein, the Parties hereby agree as follows:

     1. INCORPORATION OF RECITALS. All of the Recitals set forth in paragraphs A through I, inclusive, are incorporated herein by this reference as though set forth in full at this place.

     2. PROCEEDS DISTRIBUTIONS; GUARANTY AND SECURITY INTEREST GRANT BY
CHARTWELL.

          2.1 Simultaneously with the execution of this Agreement by the Parties, each of the NCOEs shall be given irrevocable instructions by Chartwell (each a "NOTICE OF IRREVOCABLE INSTRUCTION"). With respect to Chartwell New England, such Notice of Irrevocable Instruction shall be substantially in the form of EXHIBIT A attached hereto, and, with respect each NCOE other than Chartwell New England, such Notice of Irrevocable Instruction shall be substantially in the form of EXHIBIT B attached hereto. Each such Notice of Irrevocable Instruction shall irrevocably instruct that all future Distributions payable to or for the benefit of CHT or CMC be sent by wire transfer of immediately available funds to the following account (or such other account as PIBL may, from time to time, designate in writing to the NCOEs and Chartwell) (such account, the "PIBL ACCOUNT"):

               The Northern Trust International Banking Corporation Fedwire ABA #026001122
               CHIPS       #0112/UID 220337
               40 Broad Street, 10th Floor
               New York, New York 10004
               SWIFT CNORUS33
               REF:   CHT-PIBL/For the Account #107862-20230
                      of Private Investment Bank Limited
                      SWIFT DWCIBSNS

               2.2 Any and all other Distributions received by or otherwise paid to or for the benefit of either of CHT or CMC, whether through disregard of the Notice of Irrevocable Instruction or otherwise, shall be deemed to have been paid to Chartwell for the benefit of, and held in trust for, PIBL. Chartwell shall cause any and all such Distributions received by or paid to or for the benefit of CHT or CMC to be paid into the PIBL Account by wire transfer within five business days of receipt. As Distributions are received into the PIBL Account ("RECEIPT"), the first $500,000 in such Distributions shall be retained by PIBL (the "INITIAL PAYMENT").

               2.3 Within five business days of Receipt, two-thirds of all Distributions received into the PIBL Account in excess of the Initial Payment shall be paid to CHT and CMC, by wire transfer of immediately available funds to the Escrow Account (as defined below), until the PIBL Account has received $3,300,000 in gross Distributions (inclusive of the Prior Distributions as though the Prior Distributions had been paid into the PIBL Account). Within five business days of Receipt, CHT and CMC shall receive, via wire transfer of immediately available funds to the Escrow Account (as defined below), one-third of Distributions received into the PIBL Account in excess of $3,300,000 in gross Distributions (inclusive of the Prior Distributions as though the Prior Distributions had been paid into the PIBL Account), until the PIBL Account has received $4,500,000 in gross Distributions (inclusive of the Prior Distributions as though the Prior Distributions had been paid into the PIBL Account). Within five business days of Receipt, CHT and CMC shall receive, via wire transfer of immediately available funds to the Escrow Account (as defined below), one-half of Distributions received into the PIBL Account in excess of $4,500,000 in gross Distributions (inclusive of the Prior Distributions as though the Prior Distributions had been paid into the PIBL Account). PIBL shall keep a record of all amounts received by it under the terms of this Agreement and any such amounts received by PIBL under the terms of this Agreement shall be applied in the following manner:

     (a) one-half of such proceeds shall be applied: (i) first, to any fees, expenses or other amounts (including reasonable attorney's fees) owed to PIBL and/or the Holders (as defined in the Amendment Agreement) of the Amended Debentures (as defined in the Amendment Agreement) by Med, CHT, CMC or any other Med Subsidiaries; (ii) second, after all such fees and expenses or other amounts referred to in (i) above have been paid in full, to any interest outstanding under the Amended Debentures; and (iii) last, after all amounts referred to in (i) and
          (ii) above have been paid in full, to reduce the outstanding principal amount of the Amended Debentures.

     (b) the second half of such proceeds shall be applied to reduce the outstanding principal amount of the Amended Debentures.

     2.4 All payments to CHT and CMC shall be sent by wire transfer of immediately available funds to the following bank account (the "ESCROW ACCOUNT"):

               ABA:             041201936
               Account:         4602203884
               Bank:            Sky Bank
                                336 4th Avenue
                                The Times Building
                                Pittsburgh, PA  15222
                                (412) 227-4825
               Reference:       CHT/CMC-PIBL

          2.5 In consideration of PIBL's covenants and agreements hereunder, simultaneously with the execution of this Agreement by the Parties, Chartwell shall execute and deliver to PIBL a Guarantee and Security Agreement (the "SECURITY AGREEMENT"), substantially in the form of EXHIBIT C attached hereto, whereby each of CMC and CHT shall guarantee the Obligations (as defined therein) and grant to PIBL a perfected security lien in all of their present and future assets. PIBL shall also have a perfected first-priority lien on the Escrow Account. To evidence such lien, within five business days of the execution of this Agreement by the Parties, each of Chartwell and the depository institution where the Escrow Account is maintained shall execute and deliver to PIBL a Deposit Account Control Agreement (the "ACCOUNT CONTROL AGREEMENT"), substantially in the form of EXHIBIT D attached hereto, with such changes as may be agreed upon by Chartwell and PIBL.

          2.6 The Distributions payable to PIBL under the terms of this Agreement shall terminate upon the confirmation of a Plan of Reorganization in Med's currently pending bankruptcy proceedings (such period of time being defined herein as the "TERM"). During the Term, with respect to CHT and CMC, PIBL hereby agrees to forbear from enforcing its rights or exercising any remedies under the terms of the Amended Debentures and/or the Amendment Agreement, except and until there has been an Event of Default (as defined herein). Notwithstanding the foregoing, (i) PIBL hereby expressly reserves its rights under the Amended Debentures and the Amendment Agreement and nothing in this Agreement shall prevent PIBL or any Holder of the Amended Debentures from enforcing the terms of, and any rights it has under, the Amended Debentures, the Amendment Agreement and any other agreement or understanding it has with any other party, including, but not limited to, Med and/or any of the other Med Subsidiaries and (ii) after the Term, CHT and CMC hereby agree that PIBL may enforce any rights and/or exercise any remedies it may have against them under the terms of the Amended Debentures and/or the Amendment Agreement, regardless of whether there has been an Event of Default.

          2.7 Absent an Event of Default, all Administrative Fees may be paid directly to CMC by the NCOEs.

          3. TERMINATION OF NCOE LIENS. If PIBL has received (i) the Initial Payment, (ii) the Security Agreement, (iii) the Account Control Agreement (each of (ii)-(iii) duly executed by each of the parties thereto other than PIBL) and
(iv) proof in a form acceptable to PIBL that Chartwell has caused each NCOE and any other member or partner of such NCOE to receive its respective Notice of Irrevocable Instruction, PIBL shall promptly file termination statements with respect to the UCC-1 financing statements encumbering the assets of all NCOEs other than Chartwell New England that PIBL filed to perfect the NCOE Lien on such assets. If PIBL has received (i) the Initial Payment, (ii) the Security Agreement and (iii) the Account Control Agreement (each of (ii)-(iii) duly executed by each of the parties thereto other than PIBL), PIBL shall promptly, following its receipt in accordance with Section 8.1 of a Notice of Irrevocable Instruction duly executed by Chartwell New England and any member or partner of Chartwell New England other than Chartwell in a manner reasonably acceptable to PIBL, file a termination statement with respect to the UCC-1 financing statement encumbering the assets of Chartwell New England that PIBL filed to perfect the NCOE Lien on such assets. Upon any termination pursuant to this Section 3, PIBL shall provide proof of such filing forthwith to CMC and CHT. PIBL agrees that it shall not re-file financing statements so terminated.

          4. PAYMENTS TO CMC. Absent the written consent of PIBL, the aggregate amount of Administrative Fees paid or payable by the NCOEs to or for the benefit of CMC or its successors and assigns, and any other form of remuneration or consideration payable to CMC, shall not, during any calendar year, exceed by forty (40) percent the amount of such Administrative Fees paid by the NCOEs to CMC during calendar year 2002 (i.e., $269,520).

          5. USE OF FUNDS IN THE ESCROW ACCOUNT, INCLUDING LOANS TO MED AND ITS SUBSIDIARIES. Subject to Chartwell obtaining Bankruptcy Court approval, PIBL consents to CHT's and/or CMC's loaning to Med and/or its subsidiaries any portion of the Distributions in the Escrow Account pursuant to Section 2 herein; provided that (i) PIBL shall at all times have a perfected, first-priority lien on all of the right, title and interest of CHT and/or CMC in and to such loans and the proceeds thereof, and (ii) all original copies of any promissory notes or other documents evidencing or relating to such loans shall be delivered to PIBL (or its agent designated in writing to Chartwell) simultaneously with the extension of any such loan. PIBL shall have a right to make any objections to such loans in the events the terms are not commercially reasonable. Absent PIBL's consent, neither CMC nor CHT may use the funds in the Escrow Account for any purpose other than (i) to make loans to Med and its subsidiaries meeting the terms set forth in this Section 5, and (ii) to pay the direct tax obligations of CHT or CMC and the direct expenses of CHT or CMC incurred in the ordinary course of their businesses, with all such payments (including business expenses) not to exceed $65,000.00, exclusive of taxes, in any given 3-month period.

6.   REPRESENTATIONS OF CHARTWELL.

     Chartwell (including each of CMC and CHT, jointly and severally) hereby represents and warrants to PIBL (for the benefit of the holders of the Amended Debentures as well as PIBL) as follows:

          6.1 Each of the Recitals in this Agreement is true and correct. Other than the NCOEs identified in the Recitals, neither CMC nor CHT beneficially owns or can otherwise claim, directly or indirectly, any equity or other interest in any entity. Other than the Distributions and Administrative Fees identified in the Recitals, neither CMC nor CHT beneficially owns or can otherwise claim, directly or indirectly, any right or entitlement to receive (or otherwise assert claims with respect to) money, assets or other things of value from (or of) the NCOEs.

          6.2 All corporate or other organizational acts which are necessary or appropriate to authorize each of CMC and CHT to enter into this Agreement and each of the Ancillary Documents (as defined in Section 8.3) have been completed, and each of CMC and CHT has full and complete power and authority to enter into and perform this Agreement and each of the Ancillary Documents, each of which will not violate any law or other legal authority (including the order of any court or other governmental authority) applicable to any of CMC, CHT, the NCOEs, their respective assets or the transactions contemplated hereby. When this Agreement and the Ancillary Documents are executed, each such agreement and document shall be binding upon each of CMC and CHT in accordance with their respective terms and conditions.

          6.3 The execution and delivery of this Agreement and the Ancillary Documents by each of CMC and CHT, the performance by each of CMC and CHT of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not, directly or indirectly, with or without notice or lapse of time or both, (a) contravene, conflict with or violate the organizational documents of CMC or CHT or any resolution adopted by the board of directors, stockholders or partners, as applicable, of CMC or CHT now in effect, (b) other than liens and encumbrances created in favor of PIBL by this Agreement and the Security Agreement, result in the creation or imposition of any encumbrance of any nature upon any interest of CMC or CHT, or (c) contravene, conflict with or violate, or constitute a breach or default under, any contract to which either of CMC or CHT is a party or by which either of CMC or CHT, or any of their respective assets, is bound. Other than with respect to the consent of all members of Chartwell New England to the pledge by CHT of its interests in Chartwell New England that is required under Chartwell New England's operating agreement, neither CMC nor CHT is required to obtain any consents, approvals or permits, or to give any notices (including, without limitation, any consent of, approval by, or notification to any NCOE or any member or partner of any NCOE), in connection with the execution and delivery of this Agreement and the Ancillary Documents, the performance by CMC and CHT of their respective obligations hereunder and thereunder or the consummation of the transactions contemplated hereby and thereby (including, without limitation, the pledge of assets including the Chartwell interests in the NCOEs and/or the Distributions), except such consents, approvals, permits and notices as have been obtained or given.

     7. REPRESENTATIONS OF PIBL.

          7.1 All acts which are necessary or appropriate to authorize PIBL to enter into this Agreement shall have been completed, and PIBL has full and complete power and authority to enter into and perform this Agreement, which will not violate any law or other legal authority (including the order of any court or other governmental authority) applicable to any of PIBL, its assets or (to PIBL's knowledge) the transactions contemplated hereby. When this Agreement is executed, it shall be binding upon PIBL in accordance with its terms and conditions.

     8. COVENANTS OF CHARTWELL. Chartwell (including each of CMC and CHT, jointly and severally) hereby covenants to PIBL (for the benefit of the holders of the Amended Debentures as well as PIBL) as follows:

          8.1 NOTICES OF IRREVOCABLE INSTRUCTION. Chartwell shall ensure that each of the NCOEs and any other member or partner of such NCOEs receives its respective Notice of Irrevocable Instruction. Chartwell shall also make a good faith effort to ensure that each of the NCOEs and any other member or partner of such NCOEs executes and delivers to Chartwell, and agrees to abide by, its respective Notice of Irrevocable Instruction. Chartwell further agrees that within five business days of its receipt of any such Notice of Irrevocable Instruction, it will forward PIBL an original copy of such instruction reasonably acceptable to PIBL.

          8.2 ACCOUNT CONTROL AGREEMENT. Chartwell shall ensure that the depositary institution at which the Escrow Account is maintained receives, duly executes and delivers to PIBL, and agrees to abide by, the Account Control Agreement.

          8.3 ANCILLARY DOCUMENTS. Chartwell shall execute and deliver to PIBL the Security Agreement and the Account Control Agreement (collectively, the "ANCILLARY DOCUMENTS").

          8.4 ADMINISTRATIVE FEES. Chartwell shall deliver to PIBL a monthly accounting of all Administrative Fees. Such accounting shall be delivered to PIBL no later than the fifteenth business day of the month following the month to which such accounting relates.

     9. FURTHER ASSURANCES. The Parties, and each of them, hereby agree to take such other and further actions, and to execute such other and further documents, from time to time as are reasonably necessary in order to confirm or convey or perfect the rights to be conveyed to each other under this Agreement and the Ancillary Documents, and further agree to cooperate in effecting and implementing the intent of this Agreement and the Ancillary Documents.

     10. RELIANCE ON INDEPENDENT LEGAL ADVICE. The Parties represent and warrant to each other:

               (a) That each has received advice from its own respective, independent legal counsel prior to its execution of this Agreement and the Ancillary Documents;

               (b) That the legal nature and effect of this Agreement and the Ancillary Documents has been explained to it by its respective counsel;

               (c) That it fully understands the terms and provisions of this Agreement and the Ancillary Documents, and the nature and effect hereof and thereof;

               (d) That it is relying solely on the advice of its own legal counsel in executing this Agreement and the Ancillary Documents;

               (e) That, in entering into this Agreement and the Ancillary Documents, it has not relied and is not relying upon any representation or statement of any other Party, or counsel for any other Party not contained in this Agreement or the Ancillary Documents; and

               (f) That it has carefully read this Agreement and the Ancillary Documents, knows the contents hereof and thereof, and is executing the same freely and voluntarily.

     11. GOVERNING LAW. This Agreement shall be governed by, and interpreted under the laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed entirely within the State of New York.

     12. EVENTS OF DEFAULT. Upon the occurrence or happening of any of the following events ("EVENTS OF DEFAULT"), Chartwell shall be in default under the terms of this Agreement:

          12.1 If Chartwell takes any steps inconsistent with the Notice of Irrevocable Instruction or fails to timely wire any Distributions it has received to the PIBL Account.

          12.2 If any Distributions are transferred from the Escrow Account in a manner not expressly authorized by this Agreement.

          12.3 If Chartwell breaches in any manner whatsoever this Agreement, the Ancillary Documents or any documents or agreements related hereto or thereto, or in any way fails to perform any of the terms and conditions hereof.

          12.4 If any warranty or representation made by Chartwell to PIBL herein or in any of the Ancillary Documents was untrue in any respect when made or subsequently becomes untrue in any respect.

          12.5 If any covenant of Chartwell herein or in any of the Ancillary Documents is not kept.

          12.6 If any voluntary proceeding is commenced by CHT or CMC under any reorganization, arrangement, moratorium law or statute, including the United States Bankruptcy Code, or if CHT or CMC attempt an "out of court" arrangement with respect to the liquidation, consolidation, composition, and/or modification or extension of its debts.

          12.7 If an involuntary proceeding of the type described in Section
12.6 is commenced against CHT or CMC and is not dismissed within 75 days of its institution.

          12.8 If CHT or CMC negotiate or commence negotiations for partial or complete assignment of any of their assets for the benefit of creditors (statutory or common law).

          12.9 If CHT or CMC suffer voluntarily or involuntarily the appointment of a receiver, custodian, examiner, or trustee for any of their property or assets, or if any of their assets are seized by any governmental agency or levied upon by any judicial process or otherwise lost or divested from their possession, custody or control.

          12.10 If CHT or CMC are responsible for any "Event of Default" occurring on or after the date hereof under any of the Amended Debentures.

     13. RIGHTS AND REMEDIES OF PIBL UPON DEFAULT. In the event any Event of Default as defined in Section 12 of this Agreement is not cured within five business days after notice as provided in Section 19, PIBL may, at its sole option, do any one or more of the following:

          13.1 Exercise any and all remedies afforded to PIBL as a secured creditor with respect to the Account, under the Pledge Agreement, and any and all rights and remedies of a secured party provided by New York law.

          13.2 Exercise any other right or remedy available or provided by law or equity.

          13.3 The rights and remedies granted to PIBL hereunder are cumulative and PIBL shall have the right to exercise any one or more of such rights or remedies, alternatively, successively or concurrently as PIBL may, in its sole discretion, deem advisable.

     14. JOINT DRAFTING. This Agreement shall be construed as jointly drafted by the Parties, and the rule construing ambiguities against the drafter shall not apply.

     15. INTEGRATION CLAUSE. This Agreement, the Ancillary Documents, the Amended Debentures, the Amendment Agreement, the other Modification Documents (as defined in the Amendment Agreement) and any further documents executed to implement the transactions contemplated hereby or thereby, shall constitute the full and entire understanding and agreement between the Parties with respect to the subject matter hereof and shall supercede all prior conversations, negotiations, understandings, and agreements between the Parties with respect to the subject matter hereof.

     16. AMENDMENT ONLY IN WRITING. This Agreement and the Ancillary Documents may be modified only by a written agreement executed by the Parties affected by the modification.

     17. SURVIVAL. The covenants, agreements, representations and warranties contained in this Agreement and the Ancillary Documents shall be continuing and shall survive the date hereof.

     18. LITIGATION REGARDING THIS AGREEMENT. In the event of any dispute arising out of or related to this Agreement or any of the Ancillary Documents, in addition to any damages or other remedy, the prevailing party shall be entitled to recover its costs, expenses, and attorneys' fees incurred in connection with the dispute.

     19. NOTICES. All notices, requests, and demands required to be given hereunder shall be in writing and shall be deemed to have been duly given upon the date it is served personally upon the attorney for the party to whom intended or within three days after mailing by first class mail to the persons set forth below. Service shall be made on the attorney set forth below, or on any other attorney in the respective attorney's law firm if said attorney is not available, on the date of service.

     To PIBL by personal service on:

                                  Howard J. Steinberg, Esq.
                                  Irell & Manella LLP
                                  1800 Avenue of the Stars, Suite 900
                                  Los Angeles, CA  90067

     To PIBL by service by first class mail on:

                                  Howard J. Steinberg, Esq.
                                  Irell & Manella LLP
                                  1800 Avenue of the Stars, Suite 900
                                  Los Angeles, CA  90067

     To Chartwell by personal service on:

                                  Kim Jacobs
                                  1500 Ardmore Blvd., Suite 403
                                  Pittsburgh, PA  15221

         With a copy to:
                                  Alex Bromley, Esq.
                                  100 Brickstone Square, 5th Floor
                                  Andover, MA  01810

         To Chartwell by service by first class mail on:
                                  Kim Jacobs
                                  1500 Ardmore Blvd., Suite 403
                                  Pittsburgh, PA  15221

         With a copy to:
                                  Alex Bromley, Esq.
                                  100 Brickstone Square, 5th Floor
                                  Andover, MA  01810

     Any party to this Agreement may change the address to which any notice or demand is to be sent by giving reasonable written notice of such change of address to all of the parties.

     20. SAVINGS CLAUSE. In the event any of the terms, conditions or covenants contained in this Agreement or any of the Ancillary Documents are held to be invalid, then any such invalidity shall not affect any other terms, conditions or covenants contained herein which shall remain in full force and effect and to this end provisions of this Agreement and the Ancillary Documents are deemed to be severable.

     21. ASSIGNABILITY. This Agreement and the Ancillary Documents shall be binding upon and shall inure to the benefit of the Parties hereto, their successors and assigns. This Agreement and the Ancillary Documents may not be assigned or delegated by any party without the consent of the other parties. Notwithstanding the foregoing, PIBL may, from time to time, whether before or after any discontinuance of this Agreement and the Ancillary Documents, at its sole discretion and without notice to any party, assign, delegate or transfer any or all of its interests and obligations under this Agreement and the Ancillary Documents to one or more Holders of the Amended Debentures.

     22. WAIVER. The waiver of any existing or future default of any of the terms of this Agreement or the Ancillary Documents, or of any auxiliary documents referred to herein and therein, shall not be deemed a waiver of any future defaults and no waiver of any of the provisions thereof shall be deemed, or shall constitute a waiver of any other provision, and no waiver of any type shall be binding unless evidenced by a writing signed by the party making the waiver.

     23. ACCOUNT CONTROL AGREEMENT. If PIBL has not received an Account Control Agreement (duly executed by each of the parties thereto other than PIBL) with terms acceptable to PIBL within five business days of the date hereof, PIBL shall have the option, in its sole discretion, to terminate this Agreement and/or the Security Agreement.

     24. HEADINGS. The headings preceding each of the above sections are for convenience only and do not in any manner affect the scope, meaning or intent of the provisions of this Agreement.

     25. COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement and the Ancillary Documents may be executed in counterparts, each of which shall be deemed a duplicate original, but all of which together shall constitute one and the same instrument. A facsimile signature shall be treated as an original for all purposes.

     26. TIME OF ESSENCE. Time is of the essence with respect to the performance of the terms of this Agreement and the Ancillary Documents.

                                  PRIVATE INVESTMENT BANK LIMITED

                                    By: Francois Rouge _________________________

                                        Its: ___________________________________

                                    By:  _______________________________________

                                    Its: _______________________________________

                                  CHARTWELL HOME THERAPIES, L.P.

                                    By:  Kim Jacobs ____________________________

                                         Its: __________________________________

                                  CHARTWELL MANAGEMENT COMPANY, INC.

                                    By:  Kim Jacobs ____________________________

                                         Its: __________________________________

                                    EXHIBIT A

                         Chartwell Home Therapies, L.P.
                                    [ADDRESS]

                                  May [ ], 2003

[NCOE]



Dear [   ]:

     I am writing on behalf of Chartwell Home Therapies, L.P. ("CHARTWELL") and Chartwell Management Company, Inc. ("Management"). As you know, Chartwell and Management have been in discussions with Private Investment Bank Limited ("PIBL") regarding a resolution of the disputes related to the UCC-1 financing statement that PIBL filed encumbering the assets of [INSERT NAME OF THE NCOE] (the "NCOE") (such lien, the "NCOE LIEN"). As we informed you on [INSERT DATE OF PREVIOUS LETTER], as a result of these discussions, Chartwell, Management and PIBL have entered into certain arrangements whereby all future distributions (other than administrative fees payable to Management) payable by the NCOE to or for the benefit of Chartwell or Management shall be redirected to PIBL. PIBL has also agreed to file termination statements with respect to the UCC-1 financing statements filed to perfect the NCOE Lien and to not re-file any UCC-1 financing statements evidencing the NCOE Lien.

     On [INSERT DATE OF PREVIOUS LETTER], we gave you IRREVOCABLE INSTRUCTIONS to, until the confirmation of a Plan of Reorganization in Med Diversified, Inc.'s currently pending bankruptcy proceedings, redirect all future distributions (other than administrative fees payable to Management) payable by the NCOE to or for the benefit of Chartwell or Management to an account of PIBL (the "PIBL ACCOUNT"). However, such irrevocable instructions (the "IRREVOCABLE INSTRUCTIONS") omitted certain PIBL Account information. The correct information for the PIBL Account where all such future distributions are to be redirected is as follows:

                 The Northern Trust International Banking Corporation Fedwire ABA #026001122
                 CHIPS       #0112/UID 220337
                 40 Broad Street, 10th Floor
                 New York, New York 10004
                 SWIFT CNORUS33
                 REF:  CHT-PIBL/For the Account #107862-20230
                       of Private Investment Bank Limited
                       SWIFT DWCIBSNS

     Please sign and acknowledge your receipt of this letter. Please also ask [INSERT NAME OF NON-CHARTWELL NCOE PARTNERS OR MEMBERS] (the "NCOE Partner") to sign and acknowledge its receipt of this letter. However, please note that the Irrevocable Instructions (i) are irrevocable without the prior written consent of PIBL and (ii) became effective immediately upon your receipt of the letter we sent to you on [INSERT DATE OF PREVIOUS LETTER], regardless of whether we receive your and/or the NCOE Partner's acknowledgement of this letter or the letter we sent you on [INSERT DATE OF PREVIOUS LETTER].

     Please do not hesitate to call me with any questions you may have. Thank you.


                                            CHARTWELL HOME THERAPIES, L.P.

                                            ------------------------------------
                                            Name:
                                            Title:


                                            Chartwell Management Company, Inc.

                                            ------------------------------------
                                            Name:
                                            Title:


ACKNOWLEDGED AND AGREED:

[NCOE]


By:________________________________

Title:_____________________________

[NON-CHARTWELL NCOE PARTNER OR MEMBERS]


By:________________________________

Title:_____________________________

                                    EXHIBIT B

                         Chartwell Home Therapies, L.P.
                                    [ADDRESS]

                                  May [ ], 2003

Chartwell-Southern New England, LLC
[ADDRESS]



Dear [   ]:

     I am writing on behalf of Chartwell Home Therapies, L.P. ("CHARTWELL") and Chartwell Management Company, Inc. ("Management"). As you know, Chartwell and Management have been in discussions with Private Investment Bank Limited ("PIBL") regarding a resolution of the disputes related to the UCC-1 financing statement that PIBL filed encumbering the assets of Chartwell-Southern New England, LLC (the "NCOE") (such lien, the "NCOE LIEN"). As we informed you on [INSERT DATE OF PREVIOUS LETTER], as a result of these discussions, Chartwell, Management and PIBL have entered into certain arrangements whereby all future distributions (other than administrative fees payable to Management) payable by the NCOE to or for the benefit of Chartwell or Management shall be redirected to PIBL. Upon its receipt of an original copy of these Irrevocable Instructions (as defined below), duly executed by each of (i) Chartwell, (ii) Management, (iii) the NCOE and (iv) [INSERT NAME OF NON-CHARTWELL NCOE PARTNER] (the "NCOE PARTNER") in a manner reasonably acceptable to PIBL, PIBL has also agreed to file a termination statement with respect to the UCC-1 financing statement filed to perfect the NCOE Lien and to not re-file any UCC-1 financing statement evidencing the NCOE Lien.

     On [INSERT DATE OF PREVIOUS LETTER], we gave you IRREVOCABLE INSTRUCTIONS to, until the confirmation of a Plan of Reorganization in Med Diversified, Inc.'s currently pending bankruptcy proceedings, redirect all future distributions (other than administrative fees payable to Management) payable by the NCOE to or for the benefit of Chartwell or Management to an account of PIBL (the "PIBL ACCOUNT"). However, such irrevocable instructions (the "IRREVOCABLE INSTRUCTIONS") omitted certain PIBL Account information. The correct information for the PIBL Account where all such future distributions are to be redirected is as follows:

                 The Northern Trust International Banking Corporation Fedwire ABA #026001122
                 CHIPS       #0112/UID 220337
                 40 Broad Street, 10th Floor
                 New York, New York 10004
                 SWIFT CNORUS33
                 REF:  CHT-PIBL/For the Account #107862-20230
                       of Private Investment Bank Limited
                       SWIFT DWCIBSNS

     Please sign and acknowledge your receipt of this letter. However, please note that the Irrevocable Instructions (i) are irrevocable without the prior written consent of PIBL and (ii) became effective immediately upon your receipt of the letter we sent to you on [INSERT DATE OF PREVIOUS LETTER], regardless of whether we receive your and/or the NCOE Partner's acknowledgement of this letter or the letter we sent you on [INSERT DATE OF PREVIOUS LETTER].

     Please do not hesitate to call me with any questions you may have. Thank you.


                                            CHARTWELL HOME THERAPIES, L.P.

                                            ------------------------------------
                                            Name:
                                            Title:


                                            CHARTWELL MANAGEMENT COMPANY, INC.

                                            ------------------------------------
                                            Name:
                                            Title:


ACKNOWLEDGED AND AGREED:

CHARTWELL-SOUTHERN NEW ENGLAND, LLC


By:________________________________

Title:_____________________________

[NCOE Partner]


By:________________________________

Title:_____________________________

                                    EXHIBIT C


                        GUARANTEE AND SECURITY AGREEMENT


     THIS GUARANTEE AND SECURITY AGREEMENT (this "SECURITY AGREEMENT") is dated as of _____, 2003, by and between Private Investment Bank Limited ("PIBL" in such capacity, "SECURED PARTY"), on the one hand, and each of Chartwell Home Therapies, L.P. (aka Chartwell Home Therapies Limited Partnership) ("CHT") and Chartwell Management Company, Inc. ("CMC") (together, with CHT, in such capacity, "DEBTORS"), on the other hand.

                                    RECITALS

A. This Security Agreement is entered into in connection with that certain Proceeds Distribution Agreement (the "DISTRIBUTION AGREEMENT"), dated as of even date herewith, by and among the Debtors and Secured Party (each capitalized term used in this Security Agreement that is not otherwise defined herein or defined by reference to the Amendment Agreement shall have the meaning accorded to such term in the Distribution Agreement).

B. CHT owns, directly and indirectly, partnership, membership and/or other equity or ownership interests in each of the NCOEs (as defined in the Distribution Agreement). Pursuant to contractual or other arrangements or rights relating to the NCOEs, each of CHT and CMC are entitled to receive from the NCOEs, from time to time, certain Distributions (as defined in the Distribution Agreement) consisting of distributions or other payments of money or other assets by the NCOEs to or for the benefit of CHT or CMC.

C. Each of the Debtors is a direct or indirect subsidiary of Med Diversified, Inc. ("MED"). Effective as of June 28, 2002, Secured Party entered into an Amendment Agreement (the "AMENDMENT AGREEMENT") with Med and Med Subsidiaries (as defined in the Amendment Agreement, and including the Debtors and the NCOEs) whereby, among other things, Med issued to Secured Party five amended debentures (collectively, the "AMENDED DEBENTURES") in the aggregate principal amount of $57,500,000, in connection with certain financial accommodations and other consideration given by Secured Party to or for the benefit of Med and the Med Subsidiaries (including, but not limited to, the Debtors and the NCOEs).

D. Pursuant to that Amendment Agreement, Med and Med Subsidiaries (including the Debtors and the NCOEs) entered into a Med Subsidiaries Pledge and Security Agreement (the "MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT") in favor of Secured Party, dated as of June 28, 2002, whereby Med and Med Subsidiaries, as pledgors, granted to Secured Party, as holder, (i) a first-priority security interest in any and all capital stock or other equity securities of any of the Med Subsidiaries,

     (ii) a security interest in any and all rights, title or interest of the Med Subsidiaries in and to the Med Reserve Account Interests (as defined in the Amendment Agreement) and (iii) a security interest in any and all rights, title and interest of the Med Subsidiaries in and to the Med Eligible Accounts Receivable (as defined in the Amendment Agreement).

E. Med and certain of the Med Subsidiaries (but excluding the Debtors and the NCOEs) are now in bankruptcy and, as a result (i) all of the obligations under and in connection with the Amendment Agreement, the Amended Debentures, the Med Subsidiaries Pledge and Security Agreement and related documents are now due and payable to Secured Party, and (ii) Secured Party may be entitled to pursue certain remedies against the Debtors or the NCOEs or their respective assets. The NCOEs have questioned Secured Party's rights to pursue such remedies against the NCOEs and, in order to resolve certain related disputes between the Debtors and the NCOEs, the Debtors desire that Secured Party voluntarily terminate certain UCC lien filings against the NCOEs.

F. Pursuant to the Distribution Agreement, among other things, it is a condition precedent to Secured Party's agreement to terminate certain UCC lien filings against the NCOEs that (i) all Distributions by the NCOEs to or for the benefit of either of the Debtors must be directed to Secured Party, (ii) Secured Party is entitled to retain a certain amount of such Distributions, including the Initial Payment, and (iii) the Debtors execute and deliver to Secured Party a security agreement in substantially the form hereof, pledging all of their assets and properties to Secured Party to secure the Obligations (as defined herein).

                                    AGREEMENT

     NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Secured Party and each of the Debtors agree as follows:

     27. GUARANTEE OF THE OBLIGATIONS. Each of the Debtors hereby unconditionally guarantees all of the Obligations, and acknowledges and agrees that each of them shall be jointly and severally liable, and responsible to Secured Party, for their own direct Obligations as principal obligors as well as for the Obligations owing by any of Med or the other Med Subsidiaries as principal obligors. The term "OBLIGATIONS", as used herein, shall mean all obligations owing to Secured Party (or to the holders of the Amended Debentures) arising out of or in connection with any of:

          27.1 the Amended Debentures, the Amendment Agreement, or any Modification Document (as defined in the Amendment Agreement), or

          27.2 the Distribution Agreement,
in each case, irrespective of whether such Obligations are matured or unmatured, including interest on any such Obligations, whether accruing before or after any bankruptcy or insolvency case or proceeding involving Debtors, Med or any of the other Med Subsidiaries.

     The Obligations of Debtors set forth herein constitute the full recourse obligations of Debtors, enforceable against Debtors. Such Obligations shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by any circumstance or condition whatsoever, including, without limitation, any occurrence or circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against Debtors.

     28. GRANT OF SECURITY INTEREST, ETC.

          28.1 To secure the prompt and complete payment and performance of the Obligations, each of the Debtors hereby pledge, grant and assign to Secured Party a first-priority, perfected security interest in and to all of such Debtors' right, title and interest (whether now owned and existing or hereafter arising or acquired) in all present and future assets of the Debtors (collectively, the "COLLATERAL"), including, without limitation, all of the following, whether now owned or hereafter acquired:

          All accounts, cash, chattel paper, contract rights, copyrights, deposit accounts, documents, documents of title, electronic chattel paper, equipment, fixtures, furnishings, franchises, general intangibles, goods, guarantees, intellectual property, inventory, instruments, investment property, letter of credit rights, licenses, merchandise, patents, payment intangibles, permits, supporting obligations, trade secrets, trademarks, tradenames, and cash or non-cash proceeds of any of the foregoing, in each case, as applicable, as such terms are defined in or understood for the purposes of the Uniform Commercial Code as in effect in New York.

          28.2 Debtors shall not (i) change their names or identities, (ii) establish any other location other than the address set forth beneath their respective signatures hereto where they expect to maintain inventory and/or equipment or (iii) change their principal place of business or the place where records concerning the Collateral are kept from the address set forth beneath their respective signatures hereto, unless Debtors have given Secured Party at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Secured Party to amend such financing statement or continuation statement as Secured Party may deem appropriate or otherwise to maintain perfection of Secured Party's security interest in the Collateral.

          28.3 Debtors hereby irrevocably constitute and appoint Secured Party and any agent or representative thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtors for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Debtors, without notice to or assent by Debtors to do the following: (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the names of Debtors or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable,
(ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Secured Party or as Secured Party shall direct, (iii) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral, and (iv) generally to sell, transfer, pledge, make any agreement with respect or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtors' expense, at any time, or from time to time, all acts and things which Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Debtors. Debtors hereby ratify, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this section is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

     29. ACKNOWLEDGEMENTS, AGREEMENTS AND WAIVERS BY DEBTORS.

          29.1 Each of the Debtors, by execution of this Security Agreement, agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any of the Obligations or this Security Agreement, any failure to enforce the provisions of any such

Obligations or this Security Agreement, any waiver, modification or indulgence granted to the principal obligor or any other obligor with respect to any of the Obligations by Secured Party (or by the holder of any Amended Debenture), or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or such Debtor. Each of the Debtors hereby agrees that its guarantee in this Security Agreement shall remain in full force and effect notwithstanding any failure to endorse on each Amended Debenture a notation of such guarantee.

          29.2 Each Debtor hereby agrees that, as between such Debtor, on the one hand, and the Secured Party (or any holders of an Amended Debenture), on the other hand, (i) the maturity of the Obligations guaranteed hereby may be (and, with respect to a substantial portion of such Obligations, already has been) accelerated as provided in the Amended Debentures, Modification Documents and/or Distribution Agreement for the purposes of the guarantee contained in this Security Agreement, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Obligations, such Obligations (whether or not already due and payable) shall forthwith become (and, with respect to a substantial portion of such Obligations, already are) due and payable by each Debtor for the purpose of the guarantee in this Security Agreement. Without limiting the generality of the foregoing, each of the Debtors, by execution of this Security Agreement, expressly acknowledges and agrees that Secured Party may now or at any time hereafter, subject to the limitations imposed by bankruptcy and other applicable law, pursue remedies against the Debtors, other Persons (as defined in the Amendment Agreement) and their respective assets in connection with such Obligations.

          29.3 Each Debtor hereby covenants that the guarantee by Debtors in this Security Agreement will not be discharged as to any Amended Debenture except by payment in full of the principal thereof and interest thereon, together with all other amounts owing in connection therewith. Without limiting the generality of the foregoing, each of the Debtors hereby unconditionally waives, to the fullest extent permitted by law: (i) all presentment, demand for payment, filing of claims with a court in connection with any merger or bankruptcy of Med, any of the other Med Subsidiaries, or any other obligor in connection with the Obligations, (ii) any right to require a proceeding first against Med, any of the other Med Subsidiaries, or any other obligor in connection with the Obligations, (iii) all protest or notice with respect to any Amended Debenture or the indebtedness evidenced thereby and all demands whatsoever, (iv) all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Secured Party upon this Security Agreement or acceptance of this Security Agreement (the Obligations being deemed conclusively to have been created, contracted or incurred in reliance upon this Security Agreement), (v) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, including without limitation, any demand, presentment, protest, proof or notice of nonpayment, (vi) any requirement of diligence on the part of Secured Party or any other Person (as defined in the Amendment Agreement), and (vii) any requirement of Secured Party to take any action whatsoever, to exhaust any remedies or to mitigate damages.

          29.4 Until such time as the Obligations are paid in full, each of the Debtors hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against Med or any of the other Med Subsidiaries that arise from the existence, payment, performance or enforcement of such Debtor's obligations under its guarantee and this Security Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of Secured Party (or any holder of an Amended Debenture) against Med or such other Med Subsidiary, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from Med or such other Med Subsidiary, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or note on account of such claim or other rights. If any amount shall be paid to or for the benefit of either Debtor in violation of the preceding sentence and all Obligations have not been paid in full, such amount shall have been deemed to have been paid to such Debtor for the benefit of, and held in trust for the benefit of, Secured Party (for the benefit of the holders of the Amended Debentures), and shall forthwith be paid to the Secured Party for the benefit of such holders to be credited and applied to the Obligations, whether matured or unmatured.

          29.5 Each of the Debtors acknowledges that it will receive direct and indirect benefits from the accommodations and other arrangements contemplated by the Distribution Agreement, and that the waivers and other agreements set forth in this Section 3 (and elsewhere in this Security Agreement) are knowingly made in contemplation of such benefits.

     30. ASSIGNMENT BY SECURED PARTY. Secured Party may, from time to time, whether before or after any discontinuance of this Security Agreement, at its sole discretion and without notice to Debtors, assign or transfer any or all of its portion of the Obligations or any interest therein to one or more Holders (as defined in the Amendment Agreement) of the Amended Debentures; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Security Agreement, and each and every such immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Obligations, be entitled to the benefits of this Security Agreement to the same extent as if such assignee or transferee were Secured Party, as appropriate. Any other assignment of this Security Agreement may only be made in accordance with the Distribution Agreement.

     31. NO WAIVER. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Security Agreement be binding upon Secured Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair Secured Party's rights or Debtors' obligations under this Security Agreement. For the purposes of this Security Agreement, Obligations shall include all of the obligations described in the definition thereof, notwithstanding any right or power of Debtors or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Debtors hereunder. Debtors' obligations under this Security Agreement shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of Debtors. Debtors hereby acknowledge that there are no conditions to the effectiveness of this Security Agreement.

     32. REPRESENTATIONS AND WARRANTIES. Debtors hereby represent and warrant to Secured Party that:

          32.1 Debtors have all requisite power and authority to execute, deliver and perform their obligations under this Security Agreement and such other instruments or agreements relating thereto to which they are or may become a party;

          32.2 Debtors have duly executed and delivered this Security Agreement, and this Security Agreement is the legal, valid and binding obligation of Debtors, enforceable in accordance with its terms; and

          32.3 the execution, delivery and performance of this Security Agreement by Debtors does not conflict with, or constitute a violation under, any law, regulation order, agreement or instrument to which Debtors are a party or by which Debtors or their properties are bound.

     33. EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall exist under this Security Agreement if at any time: (a) any representation or warranty of made by Debtors under this Security Agreement shall have been false or misleading in any material respect when made, (b) Debtors shall fail to make any payment hereunder upon demand therefor, (c) on or after the date hereof, any "Event of Default" by CHT and/or CMC under any of the Amended Debentures shall occur, (d) after the Term (as defined in the Distribution Agreement) of the Distribution Agreement has expired, any "Event of Default" by any person or entity under any of the Amended Debentures shall (i) have occurred before or during the Term of the Distribution Agreement and be continuing or (ii) occur, (e) any "Event of Default" under the Distribution Agreement shall occur, or (f) Debtors shall fail to observe and perform in any material respect any covenant or agreement made by Debtors in this Security Agreement.

     34. REMEDIES.

          34.1 In case an Event of Default shall occur and be continuing, the Obligations shall become immediately due and payable and Secured Party shall be entitled to exercise all of Secured Party's rights, powers and remedies (whether pursuant to applicable law or this Security Agreement) with respect thereto and for the protection and enforcement of Secured Party's rights in the Collateral, including, without limitation, the following:

          34.1.1. the right to receive all monies or other property which, but for the occurrence of the Event of Default, Debtors would have been entitled to retain; and

          34.1.2. to transfer registration of the Collateral into Secured Party's name; and

          34.1.3. to sell, assign or otherwise dispose of the Collateral, in the entirety or in separate lots, and generally in such manner, at such time or times, at such place or places and on such terms as Secured Party, in compliance with any mandatory requirements of applicable law, may determine to be commercially reasonable, and, to the extent permitted by any such requirements of law, Secured Party may bid (which may be a credit bid) for and become the purchaser of the Collateral (or any portion thereof), offered for sale in accordance with this Section 7 without accountability to Debtors, except pursuant to subsection (b) below.

          34.2 The net proceeds of any disposition of any Collateral obtained pursuant to this section shall be applied as follows:

          34.2.1. first, to the payment of any and all expenses and fees (including reasonable attorney's fees) incurred by Secured Party in foreclosing on and disposing of the Collateral;

          34.2.2. next, any surplus then remaining to the payment of the Obligations (whether matured or unmatured) in such order as Secured Party may determine in its sole discretion; and

          34.2.3. thereafter, if no other Obligations are outstanding, any surplus then remaining shall be paid to Debtors or to such other person legally entitled to same; it being understood that Debtors will remain liable to Secured Party to the extent of any deficiency between the amount of the Obligations and the aggregate of all amount realized from Collateral.

     35. COSTS, ETC. Debtors agree to pay all reasonable costs of Secured Party, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     36. CUMULATIVE RIGHTS. Secured Party's rights, powers and remedies under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party under law, under the Amended Debentures, Amendment Agreement or Distribution Agreement or otherwise, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

     37. MISCELLANEOUS.

          37.1 SUCCESSORS AND ASSIGNS. This Security Agreement may not be assigned or delegated by any party without the consent of the other parties. Notwithstanding the foregoing, Secured Party may, from time to time, whether before or after any discontinuance of this Security Agreement, at its sole discretion and without notice to Debtors, assign or transfer any or all of its portion of the Obligations or any interest therein in accordance with Section 4 of this Security Agreement.

          37.2 SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable laws and regulations, but if any provision of this Security Agreement shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

          37.3 SERVICE OF PROCESS. Debtors agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth below or at such other address of which Secured Party shall have been notified in writing, and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

          37.4 NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Security Agreement shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and deposited in the U.S. Postal Service via registered mail as set forth in the Distribution Agreement.

          37.5 GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK as such laws are applied to agreements between New York residents entered into and to be performed entirely within the State of New York.

          37.6 WAIVER OF JURY TRIAL. DEBTORS, BY THEIR EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, AND SECURED PARTY, BY ACCEPTING THIS SECURITY AGREEMENT, EACH EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED

OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS SECURITY AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          37.7 COUNTERPARTS. This Security Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document. Copies of this Security Agreement shall have the same effect and enforceability as the original.

          TERM. This Security Agreement shall survive the expiration of the term of the Distribution Agreement and shall remain in full force and effect until the Obligations have been paid in full and are not contested in any respect. In the event that the Obligations are paid in full and subsequently become contested, this Security Agreement shall be considered in full force and effect.



          [Remainder of page intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, Debtors and Secured Party have caused this Security Agreement to be executed and delivered as of the date first above written.


                                        DEBTORS:

                                        CHARTWELL HOME THERAPIES, L.P. (aka
                                        Chartwell Home Therapies Limited
                                        Partnership)


                                        By: _____/s/__Kim Jacobs________________

                                        Name: Kim Jacobs
                                        Title:
                                        Address:  1500 Ardmore Blvd., Suite 403
                                                  Pittsburgh, PA  15221
                                        Attn: Kim Jacobs
                                        Telecopy:

                                        With a copy to:

                                        100 Brickstone Sq., 5th Floor
                                         Andover, MA 01810
                                         Attn: Alex Bromley, Esq.
                                         Telecopy:


                                        CHARTWELL MANAGEMENT COMPANY, INC.


                                        By: _____/s/ Kim Jacobs_________________

                                        Name: Kim Jacobs
                                        Title:
                                        Address: 1500 Ardmore Blvd., Suite 403
                                                 Pittsburgh, PA  15221
                                        Attn: Kim Jacobs
                                        Telecopy:

                                        With a copy to:

                                        100 Brickstone Sq., 5th Floor
                                         Andover, MA 01810

                                         Attn: Alex Bromley, Esq.
                                         Telecopy:

                                        SECURED PARTY:

                                        PRIVATE INVESTMENT BANK LIMITED

                                        By: ____/s/ Francois Rouge______________

                                        Name: Francois Rouge
                                        Title:


                                        By: __________________________________

                                        Name:
                                        Title:


                                        Address:  Devonshire House
                                                  Queen Street
                                                  P.O.Box N-3918
                                                  Nassau, Bahamas
                                        Attn: Chairman/General Manager
                                        Telecopy: (242) 302-59-70

                                        With a copy to:

                                        Irell & Manella LLP
                                        1800 Avenue of the Stars, Suite 900
                                        Los Angeles, CA 90067
                                        Attn:  Eric A. Webber, Esq.
                                        Telecopy:  (310) 203-7199

                                    EXHIBIT D

                   CHARTWELL DEPOSIT ACCOUNT CONTROL AGREEMENT

THIS DEPOSIT ACCOUNT CONTROL AGREEMENT (this "Agreement") is made and entered into as of June 13, 2003, by and among Private Investment Bank Limited, Nassau, Bahamas ("PIBL" in such capacity, "SECURED PARTY"), whose offices are located at Devonshire House, Queen Street, P.O. Box N-3918, Nassau, Bahamas; Chartwell Home Therapies, L.P. (aka Chartwell Home Therapies Limited Partnership) ("CHT"), whose offices are located at 1500 Ardmore Blvd., Suite. 403, Pittsburgh, PA 15221; Chartwell Management Company, Inc. ("CMC") (together, with CHT, "CHARTWELL" and together, in such capacity, "DEPOSITORS"), whose offices are located at 1500 Ardmore Boulevard, Suite 403, Pittsburgh, PA 15221; and Sky Bank or another major U.S. bank designated by Secured Party (including any successor or replacement therefor from time to time pursuant to Section 17 hereof, "BANK"), whose offices are located at 336 4th Avenue, The Times Building, Pittsburgh, PA 15222, Attention: Scott Delano, Assistant Vice President.

                                    RECITALS:

     38. Bank has established a deposit account, number 4602203884 in the name of Depositors (the "Account").

     39. Depositors have granted Secured Party a security interest in the Account pursuant to the terms of that certain Proceeds Distribution Agreement, dated as of June 6, 2003 (the "Distribution Agreement"), by and between Chartwell and PIBL.

     40. The purpose of this Agreement is to perfect the security interest of Secured Party in the Account.

                                   AGREEMENT:

     In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

          40.1 All parties agree that the Account is a "deposit account" within the meaning of Chapter 1309 of the Uniform Commercial Code of the State of Ohio (the "UCC").

          40.2 Subject to the last sentence of Section 18 of this Agreement, Bank hereby represents, warrants and covenants to Secured Party that Bank has not agreed and will not agree with any third party to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party without the prior written consent of Secured Party and Depositors.

          40.3 Bank hereby subordinates all liens, security interests, encumbrances, claims and rights of setoff it may have, now or in the future, against the Account or any funds in the Account other than in connection with the payment of Bank's customary fees and charges pursuant to its account agreement with Depositors and for the reversal of any provisional credits, which includes any checks or other items that are deposited in the Account and returned to Bank unpaid. A copy of the account agreement will be provided to Secured Party concurrently with the execution and delivery hereof.

          Bank will comply with written instructions originated by Secured Party directing the withdrawal or disposition of the funds in the Account without further consent by Depositors. Bank shall comply with, and is fully entitled to rely upon, any such written instructions from Secured Party pertaining to the withdrawal or disposition of funds from time to time in the Account or as to any other matters relating to the Account, even if such instructions are contrary to any written instructions or demands that Depositors may give to Bank. Bank is irrevocably authorized and directed to follow the instructions it receives from Secured Party without inquiry as to Secured Party's right or authority to give such instructions and Bank is fully protected in acting in accordance therewith.

          All funds deposited into the Account from time to time shall be held by Bank for the account of and subject to the security interest of Secured Party. Depositors are not entitled to present items drawn on or otherwise to withdraw or direct the disposition of funds from the Account.

          Bank will send copies of all statements concerning the Account to each of Depositors and Secured Party at their respective addresses set forth in the heading of this Agreement. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or any funds credited thereto, Bank will make reasonable efforts promptly to notify Secured Party and Depositors thereof.

          Except for acting on Depositors' instructions in violation of Section 5 above or Section 9 below, Bank shall have no responsibility or liability to Secured Party for complying with instructions concerning the Account from Depositors or Depositors' authorized representatives. Bank shall have no responsibility or liability to Depositors for complying with instructions concerning the Account originated by Secured Party, even if Depositors notify Bank that Secured Party is not legally entitled to originate any such instruction.

          In the event of a conflict between this Agreement and any other agreement between Bank and Depositors, the terms of this Agreement will prevail with respect to the operation of the Account and the respective rights and obligations of Bank, Secured Party and Depositors with respect to the Account. Notwithstanding the generality of the foregoing, in the event of a conflict between the Depositors' rights under Section 6, the last sentence of Section 7, Section 10 and Section 14 of this Agreement and any other agreement between Bank and Depositors, such terms of this Agreement need not prevail. Notwithstanding anything to the contrary in this Section 8, this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Bank and Depositors pursuant to a separate agreement.

          (a) This Agreement shall continue in effect until Secured Party has notified Bank in writing that this Agreement, or its security interest in the Account, is terminated or the Account is closed. Subject to Section 9(b) below, upon receipt of such notice, the obligations of Bank hereunder with respect to the operation and maintenance of the Account after the receipt of such notice or the closing of the Account shall terminate, Secured Party shall have no further right to originate instructions concerning the Account and any previous instructions delivered to Bank by Secured Party shall be deemed to be of no further force and effect. Notwithstanding the foregoing, (i) Depositors may not close the Account without the prior written consent of Secured Party and (ii) Bank may not close the Account without the prior written consent of Secured Party unless Bank shall have given Secured Party at least 30 days' prior written notice of its intent to close the Account. In such written notice, Bank must detail its reasons for closing the Account.

          (b) In the event that Bank closes the Account without the prior written consent of Secured Party, Bank shall remit any and all funds in the Account to Secured Party in accordance with Secured Party's written instructions.

          This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 8 above supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

          No amendment, modification or (except as otherwise specified in Section 9 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

          If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

          The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or heirs and personal representatives. This Agreement may be assigned by Secured Party to any successor of Secured Party under the Security Agreement with Depositors, provided that written notice thereof is given by Secured Party to Bank.

          Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such party's name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.

          This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Signatures may be exchanged by facsimile and each party hereto agrees to be bound by its own facsimile signature and to accept the facsimile signature of each of the other parties hereto.

          This Agreement shall be governed by and construed in accordance with the law of the State of New York. The parties agree that solely for the purposes of this Agreement, Ohio is the "Bank's jurisdiction" for purposes of the UCC.

          From time to time after the date hereof, the depositary institution serving as Bank hereunder may, in connection with the resignation of such Bank or otherwise, be replaced with another major U.S. bank designated as a successor or replacement therefor by Secured Party.

          Bank does not have to pay uncollected funds. Bank does not have to make funds available to Depositors or Secured Party before it is required to do so under federal law. Bank may comply with all applicable laws, regulations, rules, court orders and other legal process.

          Depositors agree to indemnify and hold Bank harmless from and against any and all losses, liabilities, damages, actions, costs, expenses, compensation, attorneys fees (including claims for incidental and consequential damages) resulting from or in any way arising out of Bank's compliance with this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their duly authorized representatives as of the day and year first above written.

                                        DEPOSITORS:

                                        CHARTWELL HOME THERAPIES, L.P. (aka
                                        Chartwell Home Therapies Limited
                                        Partnership)


                                        By: /s/ Kim Jacobs
                                            ------------------------------
                                            Name: Kim Jacobs
                                            Title:


                                        CHARTWELL MANAGEMENT COMPANY, INC.


                                        By: /s/ Kim Jacobs
                                            ------------------------------
                                            Name: Kim Jacobs
                                            Title:


                                        SECURED PARTY:

                                        PRIVATE INVESTMENT BANK LIMITED


                                        By: /s/ Francois Rouge
                                            ------------------------------
                                            Name: Francois Rouge
                                            Title:

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        BANK:

                                        SKY BANK


                                        By: /s/ Scott Delano
                                            ------------------------------
                                            Name: Scott Delano
                                            Title: